Loans Receivable	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
Loans Receivable

5. LOANS RECEIVABLE

The components of loans receivable, net were as follows:

Loan Components
December 31,	2014	2013
Commercial:
Commercial and industrial	$242,494	$478,734
CRE owner occupied	278,651	468,442
CRE non-owner occupied	461,631	576,084
Land and development	70,156	64,306
Consumer:
Home equity lines of credit	156,926	188,478
Home equity term loans	17,239	25,279
Residential real estate	276,993	305,552
Other	6,054	30,829

Total gross loans	1,510,144	2,137,704
Allowance for loan losses	(23,246)	(35,537)

Loans, net	$1,486,898	$2,102,167

Loans past due 90 days and accruing	$—	$—

Loans on Non-accrual Status
December 31,	2014	2013
Commercial
Commercial	$155	$2,358
Commercial, held-for-sale	28	—
CRE owner occupied	3,268	14,408
CRE owner occupied, held-for-sale	32	—
CRE non-owner occupied	—	1,969
CRE non-owner occupied, held-for-sale	229	—
Land and development	—	2,158
Land and development, held-for-sale	—	—
Consumer:
Home equity lines of credit	1,348	3,749
Home equity, held-for-sale	1,228	—
Home equity term loans	407	1,240
Home equity term loans, held-for-sale	286	—
Residential real estate	5,117	3,341
Residential real estate, held-for-sale	2,280	—
Other	432	591

Total non-accrual loans	$14,810	$29,814

Troubled debt restructurings, non-accrual	$318	$8,163

Troubled debt restructurings, non-accrual , held-for-sale	$—	$—

Interest income not recognized as a result of the non-accrual loans was $$1.5 million, $4.2 million and $7.7 million for the years ended December 31, 2014, 2013 and 2012, respectively. The amount of interest included in net income on these loans for the years ended December 31, 2014, 2013 and 2012 was $1.2 million, $1.2 million and $5.0 million, respectively.

Many of the Company’s commercial loans have a real estate component as part of the collateral securing the loan. Additionally, the Company makes commercial real estate loans for the acquisition, refinance, improvement and construction of real property. Loans secured by owner-occupied properties are dependent upon the successful operation of the borrower’s business. If the operating company experiences difficulties in terms of sales volume and/or profitability, the borrower’s ability to repay the loan may be impaired. Loans secured by properties where repayment is dependent upon payment of rent by third-party tenants or the sale of the property may be impacted by loss of tenants, lower lease rates needed to attract new tenants or the inability to sell a completed project in a timely fashion and at a profit.

As of December 31, 2014, the Company had $44.7 million outstanding on nine residential construction, commercial construction and land development relationships for which the agreements included interest reserves. As of December 31, 2013, the Company had $54.5 million outstanding on 17 residential construction, commercial construction and land development relationships for which the agreements included interest reserves. The total amount available in those reserves to fund interest payments was $1.9 million and $4.3 million at December 31, 2014 and December 31, 2013, respectively. There were no relationships with interest reserves which were on non-accrual status as of December 31, 2014 and 2013. Construction projects are monitored throughout their lives by professional inspectors engaged by the Company. The budgets for loan advances and borrower equity injections are developed at underwriting time in conjunction with the review of the plans and specifications for the project being financed. Advances of the Company’s funds are based on the prepared budgets and will not be made unless the project has been inspected by the Company’s professional inspector who must certify that the work related to the advance is in place and properly complete. As it relates to construction project financing, the Company does not extend, renew or restructure terms unless its borrower posts cash collateral in an interest reserve.

Included in the Company’s loan portfolio are modified commercial loans. Per FASB ASC 310-40, Troubled Debt Restructurings, a modification is one in which the creditor, for economic or legal reasons related to the debtor’s financial difficulties, grants a concession to the debtor that it would not otherwise consider, such as providing for a below market interest rate and/or forgiving principal or previously accrued interest; this modification may stem from an agreement or be imposed by law or a court, and may involve a multiple note structure. Generally, prior to the modification, the loans which are modified as a troubled debt restructuring (“TDR”) are already classified as non-performing. These loans may only be returned to performing (i.e. accrual status) after considering the borrower’s sustained repayment performance for a reasonable amount of time, generally six months; this sustained repayment performance may include the period of time just prior to the restructuring.

Under approved lending decisions, the Company had commitments to lend additional funds totaling $348.6 million and $568.8 million at December 31, 2014 and 2013, respectively. Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on an individual basis. The type and amount of collateral obtained, if deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the borrower.

Most of the Company’s business activity is with customers located within its local market area. Generally, commercial real estate, residential real estate and other assets are used to secure loans. The ultimate repayment of loans is dependent, to a certain degree, on the local economy and real estate market. As of December 31, 2014, the Company had $280.0 million in loans pledged as collateral on secured borrowings.